SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): December 6, 2004

BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-10275 (Commission File Number)	74-1914582 (IRS Employment Identification No.)

6820 LBJ Freeway
Dallas, Texas 75240
(Address of principal executive offices)

Registrant's telephone number, including area code    972-980-9917

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

____                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

____                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
                           CFR 240.14d-2(b)).

____                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17
                           CFR 240.13e-4(c)).

Section 5 - Corporate Governance and Management

 Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

                   On December 6, 2004, Brinker International, Inc. ("Registrant") announced that Mr. Rosendo G. (Ro) Parra has been added to the Board of Directors of Registrant.  Mr. Parra will be a member of the Governance and Nominating Committee of the Registrant.

Section 9 - Financial Statement and Exhibits.

 Item 9.01.  Financial Statements and Exhibits.

                   (c)  Exhibits.

                   99 Press Release, dated December 6, 2004.

SIGNAURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC.

Date: December 9, 2004	By: /s/ Douglas H. Brooks
Douglas H. Brooks, Chairman of the Board
President and Chief Executive Officer